Supplement, dated August 4, 2008
to Prospectus, dated May 1, 2008

SUPPLEMENT
MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
THRIFT PLAN CONTRACTS

Under the heading, "Discontinuance of a Contract," on Page 24 of the Prospectus, dated May 1, 2008, the bulleted paragraph beginning with "If requested by a Contractholder..." is hereby deleted and replaced with the following:

If requested by a Contractholder we may transfer to another insurance company or to a custodian designated in such request all amounts accumulated under the Contract in accordance with the discontinuance rules as described above. A transfer will require the consent of Participants only in connection with 403(b) Thrift Plan Contracts issued on or before August 4, 2008. Transfers under 403(b) Thrift Plan Contracts issued after August 4, 2008 will not require the consent of Participants. The transfer to another insurance company or financial institution will be made no later than 30 days (or later date requested by the Contractholder) after we have received a written request from the Contractholder for the transfer, provided we have been furnished with all information necessary to effect the transfer.